EXHIBIT 99.1

For Immediate Release

FOG CUTTER CAPITAL GROUP INC. ANNOUNCES APPOINTMENT OF AUDITORS PKF

Portland OR — January 23, 2007 —The Audit Committee of the Board of Directors of Fog Cutter Capital Group Inc. (OTC: FCCG) today announced the appointment of the accounting firm of PKF, Certified Public Accountants, A Professional Corporation, to serve as the Company’s auditors.  PKF replaces UHY LLP, who resigned as the Company’s auditors on December 20, 2006.

The reports of UHY LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.   Also, there were no disagreements with UHY LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

PKF is headquartered in Los Angeles, California.  The firm is registered with the Public Company Accounting Oversight Board and is a member of PKF International, a network of accountancy and business advisory practices with nearly 400 offices in 119 countries.

Fog Cutter Capital Group currently conducts its operations in five business segments: (1) restaurant operations through its Fatburger subsidiary; (2) commercial real estate mortgage brokerage operations through its subsidiary, George Elkins Mortgage Banking Company; (3) manufacturing activities conducted through its DAC International subsidiary; (4) real estate operations; and (5) software development and sales conducted through its Centrisoft Corporation subsidiary.

Forward Looking Statements

Certain statements contained herein and certain statements contained in future filings by the Company with the SEC may not be based on historical facts and are “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-Looking Statements which are based on various assumptions (some of which are beyond the Company’s control) may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms.  Actual results could differ materially from those set forth in Forward-Looking Statements due to a variety of factors, including, but not limited to the following:

•                  economic factors, particularly in the market areas in which the Company operates;

•                  the financial and securities markets and the availability of and costs associated with sources of liquidity;

•                  competitive products and pricing;

•                  the real estate market, including the real estate market in Barcelona, Spain and the commercial real estate market in California;

•                  the ability to sell assets to maintain liquidity;

•                  fiscal and monetary policies of the U.S. Government;

•                  changes in prevailing interest rates;

•                  changes in currency exchange rates;

•                  acquisitions and the integration of acquired businesses;

•                  performance of retail/consumer markets, including consumer preferences and concerns about diet;

•                  effective expansion of the Company’s restaurants in new and existing markets;

•                  profitability and success of franchisee restaurants;

•                  availability of quality real estate locations for restaurant expansion;

•                  the market for Centrisoft’s software products;

•                  credit risk management; and

•                  asset/liability management.

Except as may be required by law, the Company does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions which may be made to any Forward-Looking Statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.